Accounts Receivable	9 Months Ended
Sep. 30, 2011
Accounts Receivable, Net [Abstract]
Trade and Other Accounts Receivable, Policy [Policy Text Block]
Note 2 –	Accounts Receivable

	September 30, 2011	December 31, 2010
	(Unaudited)

Receivable from sales of condominium units	$484,239	$567,879
Receivable from sales of land use rights	882,564	1,058,713

	$1,366,803	$1,626,592

Accounts receivable consists of balances due from customers for the sales of land use rights and completed condominium units in accordance with full accrual method. After customers made sufficient down payment, the Company recognizes related revenue. These receivable balances are unsecured, bear no interest and are due within 365 days from the date of the sales in accordance with sales contract.